Exhibit 99

Triad Automobile Receivables Trust 2004-A
Class A-1 1.07% Asset Backed Notes
Class A-2 1.40% Asset Backed Notes
Class A-3 1.90% Asset Backed Notes
Class A-4 2.50% Asset Backed Notes
Schedule B — Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Collection Period Beginning:	12/1/2004
Collection Period Ending:	12/31/2004
Prev. Distribution/Close Date:	12/13/2004
Distribution Date:	1/12/2005
Days of Interest for Period:	30
Days of Collection Period:	31
Months Seasoned:	10

				Original
Purchases	Units	Cut-Off Date	Closing Date	Pool Balance
Initial Purchase	42,748	2/29/2004	3/18/2004	736,545,272.80
Sub. Purchase #1
Sub. Purchase #2

Total	42,748			736,545,272.80

I.	ORIGINAL DEAL PARAMETERS

	Dollar Amount	# of Contracts
Original Portfolio :	$736,545,272.80	42,748
			Legal Final
Original Securities:	Dollar Amount	Coupon	Maturity
Class A-1 Notes	$124,000,000.00	1.07000%	3/14/2005
Class A-2 Notes	228,000,000.00	1.40000%	9/12/2007
Class A-3 Notes	110,000,000.00	1.90000%	7/14/2008
Class A-4 Notes	208,250,000.00	2.50000%	9/13/2010
Class B Notes	66,295,272.80	8.00000%	12/13/2010

Total	$736,545,272.80

II.	COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

(1)	Beginning of period Aggregate Principal Balance				(1)	577,375,128.39

(2)	Subsequent Receivables Added				(2)	—

	Monthly Principal Amounts
	(3)	Principal Portion of Scheduled Payments Received	(3)	7,612,012.31

	(4)	Principal Portion of Prepayments Received	(4)	9,134,325.67

	(5)	Principal Portion of Liquidated Receivables	(5)	5,346,878.01

	(6)	Aggregate Amount of Cram Down Losses	(6)	—

	(7)	Other Receivables adjustments	(7)	—

	(8)	Total Principal Distributable Amounts			(8)	22,093,215.99

(9)	End of Period Aggregate Principal Balance				(9)	555,281,912.40

(10)	Pool Factor (Line 9 / Original Pool Balance)				(10)	75.3901%

III.	COLLECTION PERIOD NOTE BALANCE CALCULATION:

		CLASS A-1	CLASS A-2	CLASS A-3	CLASS A-4	CLASS B	TOTAL
(11)	Original Note Balance	$124,000,000.00	228,000,000.00	110,000,000.00	208,250,000.00	66,295,272.80	$736,545,272.80

(12)	Beginning of period Note Balance	0.00	184,066,361.70	110,000,000.00	208,250,000.00	32,315,902.23	534,632,263.93

(13)	Noteholders’ Principal Distributable Amount	—	19,221,097.91	—	—	5,381,616.31	24,602,714.22
(14)	Class A Noteholders’ Accelerated Principal Amount	—	—	—	—		—
(15)	Class A Noteholders’ Principal Carryover Amount	—	—	—	—		—
(16)	Policy Claim Amount	—	—	—	—		—

(17)	End of period Note Balance	0.00	164,845,263.79	110,000,000.00	208,250,000.00	26,934,285.92	510,029,549.71

(18)	Note Pool Factors (Line 17 / Line 11)	0.0000%	73.3006%	100.0000%	100.0000%	40.6278%	69.2462%

(19)	Class A Noteholders’ Ending Note Balance	483,095,263.79
(20)	Class B Noteholders’ Ending Note Balance	26,934,285.92
(21)	Class A Noteholders’ Beginning Note Balance	502,316,361.70
(22)	Class B Noteholders’ Beginning Note Balance	32,315,902.23
(23)	Total Noteholders Principal Distribution for Collection Period	24,602,714.22
(24)	Total Noteholders Interest Distribution for Collection Period	1,038,204.27

Triad Automobile Receivables Trust 2004-A
Class A-1 1.07% Asset Backed Notes
Class A-2 1.40% Asset Backed Notes
Class A-3 1.90% Asset Backed Notes
Class A-4 2.50% Asset Backed Notes
Schedule B — Servicer’s Certificate

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
		(25)	Total Monthly Principal Collection Amounts									(25)	22,093,215.99

		(26)	Required Pro Forma Class A Note Balance (87% x Line 9)							(26)	483,095,263.79

		(27)	Pro Forma Class A Note Balance (Line 21 - Line 8)							(27)	480,233,145.71

		(28)	Step-Down Amount (Max of 0 or (Line 26 - Line 27))							(28)	2,872,118.08		2,872,118.08

		(29)	Principal Distribution Amount (Line 25 - Line 28)									(29)	19,221,097.91

V.	RECONCILIATION OF COLLECTION ACCOUNT:
		Available Funds
		(30)	Interest Collections							(30)	7,336,491.12

		(31)	Repurchased Loan Proceeds Related to Interest							(31)	—

		(32)	Principal Collections							(32)	7,612,012.31

		(33)	Prepayments in Full							(33)	9,134,325.67

		(34)	Prepayments in Full Due to Administrative Repurchases							(34)	—

		(35)	Repurchased Loan Proceeds Related to Principal							(35)	—

		(36)	Collection of Supplemental Servicing — Extension and Late Fees							(36)	152,558.43

		(37)	Collection of Supplemental Servicing — Repo and Recovery Fees Advanced							(37)	—

		(38)	Liquidation Proceeds							(38)	1,919,400.00

		(39)	Recoveries from Prior Month Charge-Offs							(39)	208,684.33

		(40)	Investment Earnings — Collection Account							(40)	29,997.75

		(41)	Investment Earnings — Spread Account							(41)	29,932.91

		(42)	Total Available Funds									(42)	26,423,402.52

		Distributions:
		(43)	Base Servicing Fee — to Servicer							(43)	1,082,578.37

		(44)	Supplemental Servicing Fee — to Servicer							(44)	269,859.14

		(45)	Indenture Trustee Fees							(45)	250.00

		(46)	Owner Trustee Fees							(46)	—

		(47)	Backup Servicer Fees							(47)	—

		Noteholders’ Interest Distributable Amount
				Beginning	Interest	Interest			Calculated
			Class	Note Balance	Carryover	Rate	Days	Days Basis	Interest

		(48)	Class A-1	—	—	1.07000%	30	Act.Days/360	—	(48)	—

		(49)	Class A-2	184,066,361.70	—	1.40000%	30	30/360	214,744.09	(49)	214,744.09

		(50)	Class A-3	110,000,000.00	—	1.90000%	30	30/360	174,166.67	(50)	174,166.67

		(51)	Class A-4	208,250,000.00	—	2.50000%	30	30/360	433,854.17	(51)	433,854.17

		(52)	Class B	32,315,902.23	—	8.00000%	30	30/360	215,439.35	(52)	215,439.35

		Noteholders’ Principal Distribution Amount
							Mandatory
				Principal	Principal	Excess	Note		Total
			Class	Distribution	Carryover	Prin. Due	Prepayment		Principal

		(53)	Class A-1	—	—	—	—	—	—	(53)	—

		(54)	Class A-2	19,221,097.91	—	—	—	—	19,221,097.91	(54)	19,221,097.91

		(55)	Class A-3	—	—	—	—	—	—	(55)	—

		(56)	Class A-4	—	—	—	—	—	—	(56)	—

		(57)	Class B	—	—	—	—	—	—	(57)	—

		(58)	Insurer Premiums — to Ambac							(58)	92,593.00

		(59)	Total Distributions									(59)	21,704,582.69

	(60)	Excess Available Funds (or Premium Claim Amount)										(60)	4,718,819.83

	(61)	Deposit to Spread Account to Increase to Required Level										(61)	—

	(62)	Amount available for Noteholders’ Accelerated Principle Amount										(62)	—

	(63)	Amount available for Deposit into the Note Distribution Account										(63)	4,718,819.83

VI.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
	(64)	Excess Available Funds After Amount to Increase Spread to Required Level (Line 60 - Line 61)								(64)	4,718,819.83

	(65)	Spread Account Balance in Excess of Required Spread Balance								(65)	662,796.48

	(66)	Total Excess Funds Available								(66)	5,381,616.31

	(67)	Pro Forma Class A Note Balance (Line 21 - Line 8)								(67)	480,223,145.71

	(68)	Required Pro Forma Class A Note Balance (87% x Line 9)								(68)	483,095,263.79

	(69)	Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)								(69)	—

	(70)	Lesser of (Line 68) or (Line 69)								(70)	—

	(71)	Accelerated Principal Amount (Lesser of Line 66 or 70)										(71)	—

Triad Automobile Receivables Trust 2004-A
Class A-1 1.07% Asset Backed Notes
Class A-2 1.40% Asset Backed Notes
Class A-3 1.90% Asset Backed Notes
Class A-4 2.50% Asset Backed Notes
Schedule B - Servicer’s Certificate

VII.		RECONCILIATION OF SPREAD ACCOUNT:	Initial Deposit				Total

(72)		Initial or Subsequent Spread Account Deposits	22,096,358.18				22,096,358.18

(73)		Beginning of period Spread Account balance
		Additions to Spread Account				(73)	17,321,253.85

	(74)	Deposit from Collection Account (Line 61)		(74)	—

	(75)	Investments Earnings		(75)	29,932.91

	(76)	Deposits Related to Subsequent Receivables Purchases		(76)	—

	(77)	Total Additions				(77)	29,932.91

		Spread Account Balance available for Withdrawals
		and Spread Account Requirement Amount				(78)	17,351,186.76

	(79)	3% of the Ending Pool Balance (3% x Line 9)		(79)	16,658,457.91

	(80)	Floor Amount (2.0% of Original Pool Balance)	14,730,905.46	(80)	—

	(81)	If a Spread Cap Event exists then 6% of the Ending Pool Balance	—	(81)	—

	(82)	If a Trigger Event exists then an unlimited amount as determined by the Controlling Party		(82)	—

	(83)	Spread Account Requirement				(83)	16,658,457.37

		Withdrawals from Spread Account
	(84)	Withdrawal pursuant to Section 5.1(b) (Transfer Investment Earnings to the Collection Account)		(84)	29,932.91

	(85)	Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)		(85)	—

	(86)	Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts owed to the Insurer)		(86)	—

	(87)	Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid amounts owed to the Insurer)		(87)	—

	(88)	Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution Account - Class A Noteholders’ Accelerated Principal Amount)		(88)	—

	(89)	Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution Account - Class B Noteholders’ Principal)		(89)	662,796.48

	(90)	Total Withdrawals		(90)	692,729.39

						(91)	692,729.39

		End of Period Spread Account Balance				(92)	16,658,457.37

VIII.		CALCULATION OF OC LEVEL AND OC PERCENTAGE
	(93)	Aggregate Principal Balance		(93)	555,281,912.40

	(94)	End of Period Class A Note Balance		(94)	483,095,263.79

	(95)	Line 93 less Line 94		(95)	72,186,648.61

	(96)	OC Level (Line 95 / Line 93)		(96)	13.00%

	(97)	Ending Spread Balance as of a percentage of Aggregate Principal Balance (Line 92 / Line 93)		(97)	3.00%

	(98)	OC Percentage (Line 96 + Line 97)				(98)	16.00%

IX.		AMOUNTS DUE TO CERTIFICATEHOLDER
	(99)	Beginning of Period Class B Noteholder Balance				(99)	32,315,902.23
	(100)	Funds Available to the Class B Noteholder				(100)	5,381,616.31
	(101)	Remaining Balance to the Certificateholder				(101)	—

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad’s website at: www.triadfinancial.com

By:	(S)/Mike Wilhelms

Name:	Mike Wilhelms

Title:	Sr. VP & Chief Financial Officer

Date:	5-Jan-2005

Triad Automobile Receivables Trust 2004-A
Class A-1 1.07% Asset Backed Notes
Class A-2 1.40% Asset Backed Notes
Class A-3 1.90% Asset Backed Notes
Class A-4 2.50% Asset Backed Notes
Statement to Noteholders

This Statement to Noteholders’ has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

Collection Period Beginning:	12/01/2004
Collection Period Ending:	12/31/2004
Prev. Distribution/Close Date:	12/13/2004
Distribution Date:	01/12/2005
Days of Interest for Period:	30
Days in Collection Period:	31
Months Seasoned:	10

Original Pool Balance	$736,545,272.80
Beginning of Period Pool Balance	577,375,128.39
Principal Reduction during preceding Collection Period	22,093,215.99
End of Period Pool Balance	$555,281,912.40

I.		COLLECTION PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	Class B	TOTAL
	(1)	Original Note Balance	(1)	$124,000,000.00	$228,000,000.00	$110,000,000.00	$208,250,000.00	$66,295,272.80	$736,545,272.80

	(2)	Beginning of Period Note Balance	(2)	0.00	184,066,361.70	110,000,000.00	208,250,000.00	32,315,902.23	534,632,263.93
	(3)	Note Principal Payments	(3)	0.00	19,221,097.91	0.00	0.00	5,381,616.31	24,602,714.22
	(4)	Preliminary End of Period Note Balance	(4)	0.00	164,845,263.79	110,000,000.00	208,250,000.00	29,934,285.92	510,029,549.71

	(5)	Policy Claim Amount	(5)	0.00	0.00	0.00	0.00	0.00	0.00
	(6)	End of Period Note Balance	(6)	0.00	164,845,263.79	110,000,000.00	208,250,000.00	26,934,285.92	510,029,549.71

	(7)	Note Pool Factors (6) / (1)	(7)	0.0000000%	72.3005543%	100.0000000%	100.0000000%	40.6277624%	69.2461914%

II.		NOTE INTEREST DISTRIBUTION and CARRYOVER AMOUNT		Class A-1	Class A-2	Class A-3	Class A-4	Class B	TOTAL
	(8)	Note Interest Payments	(8)	0.00	214,744.09	174,166.67	433,854.17	215,439.35	1,038,204.27
	(9)	Interest Carryover Amount	(9)	0.00	0.00	0.00	0.00	0.00	0.00
III.		DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE		Class A-1	Class A-2	Class A-3	Class A-4	Class B	TOTAL
	(10)	Principal Distribution	(10)	0.00	84.30	0.00	0.00	81.18	165.48
	(11)	Interest Distribution	(11)	0.00	1.17	1.58	2.08	6.67	11.50

	(12)	Total Distribution (10) + (11)	(12)	0.00	85.47	1.58	2.08	87.84	176.98
IV.		SERVICING FEE PAID TO THE SERVICER
	(13)	Base Servicing Fee Paid for the Prior Collection Period							$1,082,578.37
	(14)	Supplemental Servicing Fee Paid for the Prior Collection Period							269,859.14

	(15)	Total Fees Paid to the Servicer							$1,352,437.51

V.		COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
				Cumulative		Monthly

	(16)	Original Number of Receivables	(16)	42,748

	(17)	Beginning of period number of Receivables	(17)	36,848		36,848
	(18)	Number of Subsequent Receivables Purchased	(18)	0		0
	(19)	Number of Receivables becoming Liquidated Receivables during period	(19)	2,020		346
	(20)	Number of Receivables becoming Purchased Receivables during period	(20)	0		0
	(21)	Number of Receivables paid off during period	(21)	4,847		621

	(22)	End of period number of Receivables	(22)	35,881		35,881

VI.		STATISTICAL DATA: (CURRENT AND HISTORICAL)
				Original	Prev. Month	Current
	(23)	Weighted Average APR of the Receivables	(23)	16.02%	16.01%	16.00%
	(24)	Weighted Average Remaining Term of the Receivables	(24)	64.4	56.3	55.4
	(25)	Weighted Average Original Term of Receivables	(25)	67.5	67.7	67.7
	(26)	Average Receivable Balance	(26)	$17,230	$15,669	$15,476
	(27)	Aggregate Realized Losses	(27)	$0	$2,755,930	$3,218,794

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Triad Automobile Receivables Trust 2004-A
Class A-1 1.07% Asset Backed Notes
Class A-2 1.40% Asset Backed Notes
Class A-3 1.90% Asset Backed Notes
Class A-4 2.50% Asset Backed Notes
Statement to Noteholders

VII.		DELINQUENCY SUMMARY: (Preceding Collection Period)
		Receivables with Scheduled Payment delinquent		Units	Dollars	Percentage
	(28)	31-60 days	(28)	2,119	$32,949,598	5.93%
	(29)	61-90 days	(29)	591	8,800,464	1.58%
	(30)	over 90 days	(30)	393	5,670,052	1.02%

	(31)	Receivables with Scheduled Payment delinquent more than 30 days at end of period	(31)	3,103	$47,420,115	8.54%

VIII.		NET LOSS RATE: (Preceding Collection Period)
	(32)	Total Net Liquidation Losses for the preceding Collection Period	(32)	3,218,793.68
	(33)	Beginning of Period Pool Balance	(33)	577,375,128.39
	(34)	Net Loss Rate	(34)	0.56%
IX.		MONTHLY EXTENSION RATE (Preceding Collection Period)
	(35)	Aggregate Principal Balance of Receivables extended during the preceding collection period	(35)	13,545,210.72
	(36)	Beginning of Period Pool Balance	(36)	577,375,128.39
	(37)	Monthly Extension Rate	(37)	2.35%

X.	PERFORMANCE TESTS:
	Delinquency Rate History for Previous three Collection Periods
	(38)	Delinquency Rate in Preceding Collection Period	(38)	2.61%

	(39)	Delinquency Rate in Second Preceding Collection Period	(39)	2.39%

	(40)	Delinquency Rate in Third Preceding Collection Period	(40)	2.35%

	(41)	Delinquency Rate in Preceding Collection Period			(41)	2.61%

	(42)	Delinquency Rate Trigger Level for the Preceding Collection Period			(42)	8.25%

	(43)	Preceding Collection Period Delinquency Rate Compliance			(43)	PASS

	Cumulative Net Loss Ratio
	(44)	Cumulative Net Losses incurred prior to the Preceding Collection Period	(44)	$15,842,321.55

	(45)	Net Loss incurred in Preceding Collection Period	(45)	3,218,793.68

	(46)	Cumulative Net Losses	(46)	19,061,115.23

	(47)	Original Pool Balance	(47)	$736,545,272.80

	(48)	Cumulative Net Loss Ratio ((46) / (47))			(48)	2.59%

	(49)	Cumulative Net Loss Rate Trigger Level for the Preceding Collection Period			(49)	6.24%

	(50)	Preceding Collection Period Cumulative Net Loss Rate Compliance			(50)	PASS

	Average Monthly Extension Rate
	(51)	Principal Balance of Receivables extended during preceding Collection Period	(51)	2.35%

	(52)	Principal Balance of Receivables extended during the Second Preceding Collection Period	(52)	2.00%

	(53)	Principal Balance of Receivables extended during the Third Preceding Collection Period	(53)	2.02%

	(54)	Average Monthly Extension Rate ((51)+(52)+(53)) / 3			(54)	2.12%

	(55)	Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)			(55)	PASS

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad’s website at: www.triadfinancial.com

By:	(S)/Mike Wilhelms

Name:	Mike Wilhelms

Title:	Sr. VP & Chief Financial Officer

Date:	5-Jan-2005

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